Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, John T. Cahill, do hereby make, constitute and appoint Ian Cook, Dennis J. Hickey, Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 8th day of September, 2011.

/s/ John T. Cahill

Name:	John T. Cahill

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Ian Cook, do hereby make, constitute and appoint Dennis J. Hickey, Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 8th day of September, 2011.

/s/ Ian Cook

Name:	Ian Cook

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Helene D. Gayle, do hereby make, constitute and appoint Ian Cook, Dennis J. Hickey, Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 8th day of September, 2011.

/s/ Helene D. Gayle

Name:	Helene D. Gayle

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Ellen M. Hancock, do hereby make, constitute and appoint Ian Cook, Dennis J. Hickey, Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 8th day of September, 2011.

/s/ Ellen M. Hancock

Name:	Ellen M. Hancock

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Joseph Jimenez, do hereby make, constitute and appoint Ian Cook, Dennis J. Hickey, Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 8th day of September, 2011.

/s/ Joseph Jimenez

Name:	Joseph Jimenez

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Richard J. Kogan, do hereby make, constitute and appoint Ian Cook, Dennis J. Hickey, Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 13th day of October, 2011.

/s/ Richard J. Kogan

Name:	Richard J. Kogan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Delano E. Lewis, do hereby make, constitute and appoint Ian Cook, Dennis J. Hickey, Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 8th day of September, 2011.

/s/ Delano E. Lewis

Name:	Delano E. Lewis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, J. Pedro Reinhard, do hereby make, constitute and appoint Ian Cook, Dennis J. Hickey, Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 8th day of September, 2011.

/s/ J. Pedro Reinhard

Name:	J. Pedro Reinhard

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                    I, Stephen I. Sadove, do hereby make, constitute and appoint Ian Cook, Dennis J. Hickey, Andrew D. Hendry and Katherine Hargrove Ramundo, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

                    In witness whereof, I have executed this Power of Attorney this 8th day of September, 2011.

/s/ Stephen I. Sadove

Name:	Stephen I. Sadove